EXHIBIT 99.1
ImmunityBio Reports Net Product Revenue Increased Nearly 2.7 Times Year-Over-Year
to Record $44 Million in Q1 2026 and $381 Million in Cash and Marketable Securities
•Preliminary Q1 2026 net product revenue of approximately $44.2 million, representing an ~168% year-over-year increase compared with Q1 2025
•Consistent quarter-over quarter revenue growth since commercial launch, reflecting continued adoption of ANKTIVA® by U.S. urologists
•Full-year 2025 net product revenue of $113 million, a 700% increase over full-year 2024, as reported in the Company’s Form 10-K
•ANKTIVA Unit Growth: 168% increase in unit sales volume in Q1 2026 compared to Q1 2025
•ANKTIVA is now approved or authorized across five regulatory jurisdictions, representing approximately 34 countries
•NCCN Clinical Practice Guidelines updated in March 2026 to include ANKTIVA plus BCG for BCG-unresponsive NMIBC with papillary-only disease (Category 2A)
•Pivotal BCG-naïve NMIBC CIS trial (QUILT-2.005) fully enrolled, with the Independent Data Monitoring Committee (IDMC) confirming adequate statistical power; supplemental BLA submission on track for 2026
CULVER CITY, Calif., Apr. 9, 2026 — ImmunityBio, Inc. (NASDAQ: IBRX), a commercial-stage biotechnology company, announced today preliminary select operational results for the fiscal quarter ending March 31, 2026. ImmunityBio reported preliminary net product revenue of approximately $44.2 million during the three-month period ending March 31, 2026, with net product revenue growth in every quarter since ANKTIVA’s commercial launch, including a 168% increase over Q1 2025. This builds on full-year 2025 net product revenue of $113 million, a 700% increase over full-year 2024. Q1 2026 net product revenue also represents a 15% sequential increase over the $38.3 million earned during Q4 2025.
ANKTIVA is now approved or authorized across five regulatory jurisdictions, representing approximately 34 countries. Additionally, the pivotal BCG-naïve CIS trial (QUILT-2.005) is fully enrolled, with the IDMC confirming no additional enrollment is required. A supplemental BLA submission is on track for 2026.
The Company ended the quarter with an estimated $380.9 million in cash, cash equivalents and marketable securities as of March 31, 2026.
“ANKTIVA’s continued momentum reflects growing physician adoption and disciplined commercial execution,” said Richard Adcock, President and CEO of ImmunityBio. “Following strong growth in 2025, we are focused on scaling in the U.S. and expanding across an increasing number of global markets.”

“The sustained momentum of ANKTIVA reflects its growing commercial adoption in the BCG-unresponsive NMIBC CIS setting and feedback from treating urologists has been consistently positive,” said Patrick Soon-Shiong, M.D., Founder, Executive Chairman and Global Chief Scientific and Medical Officer of ImmunityBio. “Across our clinical programs, we are seeing strong enrollment and growing investigator participation, supporting advancement of our broader pipeline. Full enrollment of our pivotal BCG-naïve CIS with or without papillary disease trial, with IDMC confirmation of adequate statistical power further strengthen the expanding body of clinical evidence supporting ANKTIVA in the NMIBC bladder cancer setting. With our BCG-unresponsive NMIBC with papillary-only disease supplemental BLA now filed and our commitment to our pipeline development across multiple solid and liquid tumor types, we remain focused on advancing new treatment options for patients with bladder cancer and other indications.”
These amounts reflect the Company’s preliminary estimates based solely upon information available to it as of the date of this press release, and the amounts reported are not a comprehensive statement of its operating results or financial position as of March 31, 2026. Any actual amounts that the Company reports in its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2026 will be subject to its financial closing procedures and any final adjustments that may be made prior to the time its operating results and financial position for the fiscal quarter ended March 31, 2026 are finalized. As a result, these preliminary estimates may differ materially from the actual results that will be reflected in the Company’s consolidated financial statements for the fiscal quarter ended March 31, 2026 when they are completed and publicly disclosed in its Quarterly Report on Form 10-Q.
About ImmunityBio
ImmunityBio is a biotechnology company focused on innovating, developing, and commercializing next-generation immunotherapies designed to activate the patient’s immune system and deliver durable protection against cancer and infectious diseases. Our approach harnesses both the adaptive and innate immune systems with the goal of restoring immune function and generating lasting immunological memory in patients. At the core of our strategy is the Cancer BioShield™ platform, which is designed to stimulate critical lymphocytes, including natural killer (NK) cells, cytotoxic T cells, and memory T cells via our proprietary IL-15 receptor superagonist, ANKTIVA® (nogapendekin alfa inbakicept). Our Cancer BioShield platform is anchored by this antibody-cytokine fusion protein and is complemented by a portfolio that includes adenovirus-vectored vaccines, allogeneic (off-the-shelf) and autologous NK-cell therapies, and additional immunomodulators intended to promote immunogenic cell death and support durable immune responses while potentially reducing reliance on high-dose chemo-radiation therapy. For more information, visit ImmunityBio.com (Founder’s Vision Immunotherapy 2.0) and connect with us on X (Twitter), Facebook, LinkedIn, and Instagram.
Forward Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve substantial risks and uncertainties that could cause the Company’s clinical development programs, commercial success of its products and product candidates, manufacturing capabilities, continued collaboration with third parties, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such forward-looking statements include statements regarding the Company’s expectations regarding its preliminary, unaudited financial results for the fiscal quarter ending March 31, 2026, expectations regarding increased sales momentum and continued revenue growth, its cash, cash equivalents and marketable securities as of March 31, 2026, the expected impact of ANKTIVA approvals in additional markets on the Company’s business and financial condition, potential regulatory pathways and the regulatory review process and timing thereof, the anticipated timing of the supplemental BLA submission for the BCG-naïve CIS indication, the application of the Company’s science and platforms to treat cancers, immunotherapies and cell therapies and change the standard of care across multiple cancers, and the Company’s ability to sustain quarter-over-quarter growth.

Statements in this press release that are not statements of historical fact are considered forward-looking statements, which are usually identified by the use of words such as “anticipates,” “believes,” “continues,” “goal,” “could,” “estimates,” “scheduled,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “indicate,” “projects,” “is,” “seeks,” “should,” “will,” “strategy,” and variations of such words or similar expressions. Statements of past performance, efforts, or results of our preclinical and clinical trials, about which inferences or assumptions may be made, can also be forward-looking statements and are not indicative of future performance or results. Forward-looking statements are neither forecasts, promises nor guarantees, and are based on the current beliefs of ImmunityBio’s management as well as assumptions made by and information currently available to ImmunityBio. Such information may be limited or incomplete, and ImmunityBio’s statements should not be read to indicate that it has conducted a thorough inquiry into, or review of, all potentially available relevant information. Such statements reflect the current views of ImmunityBio with respect to future events and are subject to known and unknown risks, including business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about ImmunityBio, including, without limitation, (i) the risk that the Company’s preliminary financial results may differ from final reported results, (ii) risks and uncertainties regarding participation and enrollment and potential results from clinical trials, (iii) whether clinical trials will result in registrational pathways, (iv) whether clinical trial data will be accepted by regulatory agencies, (v) the ability of ImmunityBio to fund its ongoing and anticipated clinical trials, (vi) the ability of ImmunityBio to continue its planned preclinical and clinical development of its development programs through itself and/or its investigators, and the timing and success of any such continued preclinical and clinical development, patient enrollment and planned regulatory submissions, (vii) potential delays in product availability and regulatory approvals, (viii) ImmunityBio’s ability to retain and hire key personnel, (ix) ImmunityBio’s ability to obtain additional financing to fund its operations and complete the development and commercialization of its various product candidates, (x) potential product shortages or manufacturing disruptions that may impact the availability and timing of product, (xi) ImmunityBio’s ability to successfully commercialize its approved product and product candidates, (xii) ImmunityBio’s ability to scale its manufacturing and commercial supply operations for its approved product and future approved products, and (xiii) ImmunityBio’s ability to obtain, maintain, protect, and enforce patent protection and other proprietary rights for its product candidates and technologies.
More details about these and other risks that may impact ImmunityBio’s business are described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on February 23, 2026 and in subsequent filings made by ImmunityBio with the SEC, which are available on the SEC’s website at www.sec.gov. ImmunityBio cautions you not to place undue reliance on any forward looking statements, which speak only as of the date hereof. ImmunityBio does not undertake any duty to update any forward-looking statement or other information in this press release, except to the extent required by law.
ImmunityBio Contacts:
Investors
Hemanth Ramaprakash, PhD, MBA
ImmunityBio, Inc.
+1-858-746-9289
Hemanth.Ramaprakash@ImmunityBio.com
Media
Sarah Singleton
ImmunityBio, Inc.
+1-415-290-8045
Sarah.Singleton@ImmunityBio.com
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